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                       THE BB&T DIRECTOR VARIABLE ANNUITY
                         HARTFORD LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT TWO
      SUPPLEMENT DATED OCTOBER 13, 1999 TO THE PROSPECTUS DATED MAY 3, 1999

The following sentence should be added in the Summary under the sub-section "Will Hartford pay a death benefit?" as the last sentence of the paragraph describing the Interest Accumulation Value, and as the last sentence of the sub-section entitled "Determination of the Death Benefit" in the "Death Benefits" section:

     The Optional Death Benefit may not be available if the Contract Owner or Annuitant is age 75 or older.

The following sentence should be added as the last sentence within the definition of "Fixed Accumulation Feature" in the Glossary of Special Terms:

     In your contract this is defined as "The Fixed Account".

Due to a typographical error, the term "Contract Value" should be replaced with "Death Benefit" in the third sentence of the second paragraph of the section entitled "Death Benefits".

The second paragraph of the sub-section "Surrenders after the Annuity Commencement Date" in the section entitled "Surrenders" should be replaced with the following:

     Partial Surrenders are permitted after the Annuity Commencement Date if you elect a variable dollar amount payment under the Payments for a Period Certain Settlement Option, but check with your tax advisor because there may be adverse tax consequences.

The following should be added as the last paragraph of the sub-section entitled "How Contracts Are Sold" in the section entitled "Miscellaneous":

     The Contract may be sold directly to certain individuals under certain circumstances that do not involve payment of any sales compensation to a registered representative. In such case, Hartford will credit the Contract with an additional 5.0% of the Premium Payment. This additional percentage of Premium Payment in no way affects present or future charges, rights, benefits or current values of other Contract Owners. The following class of individuals are eligible for this feature: (1) current or retired officers, directors, trustees and employees (and their families) of the ultimate parent and affiliates of Hartford; and (2) employees and registered representatives (and their families) of registered broker-dealers (or their financial institutions) that have a sales agreement with Hartford and its principal underwriter to sell the Contracts.


333-69485
HV-2507